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                                  EXHIBIT 10.6A

                                 AMENDMENT NO. 1

                                     TO THE

                         STATE STREET BOSTON CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         Amendment No. 1, effective as of October 19, 1995, to the State Street Boston Corporation Supplemental Executive Retirement Plan (the "Plan").

                                     RECITAL

         The Board of Directors has approved the following amendment to the
Plan:

         1. The first sentence of section 4 of the Plan is amended to read in its entirety as follows:

             "Benefits shall be payable hereunder only to (a) Participants who retire from the Company on or after their Normal Retirement Date, and their Spouses or other Beneficiaries; (b) Participants who retire from the Company after having completed at least five years of Vesting Service, and their Spouses or other Beneficiaries; and
             (c) Spouses or other Beneficiaries of Participants who die while employed by the Company."

         2.  Except as amended above, the Plan remains in full force and effect.


                                          STATE STREET BOSTON CORPORATION

                                          By:    /s/ Trevor Lukes
                                                 -------------------------------
                                          Name:  Trevor Lukes

                                          Title: Senior Vice President